UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2008

UNIVERSAL AMERICAN CORP.

 (Exact name of Registrant as Specified in Charter)

New York	0-11321	11-2580136
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Six International Drive, Suite 190

Rye Brook, New York 10573

(Address of Principal Executive Offices) (Zip Code)

(914) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

                (a)

                On September 21, 2007, Universal American Corp. acquired MemberHealth, Inc., which immediately became MemberHealth, LLC.  In February 2008, management of Universal American became aware that MemberHealth had incorrectly calculated amounts expected to be received from the Centers for Medicare and Medicaid Services, known as CMS, in connection with MemberHealth’s 2007 Medicare Part D program.  Following further review of this issue, Universal American’s management determined that the errors were caused by a faulty calculation of the amounts MemberHealth expected to receive from CMS in connection with the risk corridor calculation under MemberHealth’s 2007 Medicare Part D program.  As a result of this error, MemberHealth will receive approximately $34.0 million less than expected in the final risk corridor reconciliation with CMS for the full year 2007.  Universal American’s management has determined that MemberHealth’s overstatement of these amounts resulted in an overstatement of its pre-tax income for the quarter ended March 31, 2007 by approximately $26 million.  Accordingly, on February 28, 2008, the board of directors of Universal American concluded that the financial statements of MemberHealth for the quarter ended March 31, 2007 contained in Amendment No. 2 to Universal American’s registration statement on Form S-4 filed on July 19, 2007 (Registration No. 333-143822) and incorporated by reference in Universal American’s current report on Form 8-K, filed September 25, 2007, should no longer be relied upon.  The board also concluded that the unaudited pro forma condensed consolidated/combined financial data included in the registration statement and incorporated by reference in the September 25, 2007 8-K, should no longer be relied upon.  Members of Universal American’s management, including Universal American’s chief financial officer, have discussed the matters described above with Ernst & Young, LLP, Universal American’s  independent accountants.

                Universal American is filing corrected unaudited pro forma condensed consolidated/combined financial data for the three months ended March 31, 2007 as Exhibit 99.1 hereto, which amends the unaudited pro forma condensed consolidated/combined financial data set forth in the September 25, 2007 8-K.  Additionally, Universal American will file a current report on Form 8-K containing restated financial results for MemberHealth for the quarter ended March 31, 2007 as soon as practicable after the date hereof.

Item 7.01  Regulation FD Disclosure

                On March 5, 2008, Universal American issued a press release announcing Universal American’s amendment of MemberHealth’s previously issued financial statements as well as the revision of its previously issued earnings guidance for 2008 and its execution of an agreement with the MemberHealth sellers.  A copy of the press release is furnished as Exhibit 99.2 to this report.

                Universal American held a conference call on  March 5, 2008, to discuss these matters.  A transcript of the [prepared remarks made during this] call is furnished as Exhibit 99.3 to this report.

                In accordance with General Instruction B.2 of Form 8-K, Exhibits 99.2 and 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(b) Pro Forma Financial Information

99.1	Proforma condensed consolidated/combined financial data with respect to the acquisition of MemberHealth.

(c)  Exhibits

99.2	Press release dated March 5, 2008.
99.3	Transcript of prepared remarks from conference call held on March 5, 2008.

                Information contained in this report, including any exhibit, and oral statements made from time to time by Universal American’s representatives may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other Federal securities laws.  These forward-looking statements may include, but not be limited to, statements regarding the effectiveness and completeness of Universal American’s compliance with CMS regulations and requirements and its effect on Universal American’s earnings; the identification of acquisition candidates and the completion and/or integration or accretion of any such transactions; statements regarding Universal American’s expectations of Universal American’s operating plans and strategies generally; statements regarding Universal American’s expectations of the performance of Universal American’s Medicare Supplement and Medicare Advantage businesses and other lines of business, including the prediction of loss ratios and lapsation; the adequacy of reserves; Universal American’s ability to institute future rate increases; expectations regarding Universal American’s Medicare Part D program, including Universal American’s estimates of membership, costs and revenues; and future operating results.  Although Universal American’ believes that the expectations reflected in forward-looking statements are based upon reasonable assumptions, Universal American can give no assurance that Universal American will achieve Universal American’s expectations.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.  Many of these factors are beyond Universal American’s ability to control or predict.  Important factors that may cause actual results to differ materially and that could impact Universal American and the statements contained in this report, including any exhibit, can be found in Universal American’s filings with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K.  Universal American assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL AMERICAN CORP.

By:	/s/ Mitchell J. Stier
Mitchell J. Stier
Senior Vice President and
General Counsel

Date: March 5, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1	Proforma condensed consolidated/combined financial data with respect to the acquisition of MemberHealth.
99.2	Press release dated March 5, 2008
99.3	Transcript of prepared remarks from conference call held on March 5, 2008.